Exhibit 99.2

The following unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of operations for Applera Corporation gives effect to the distribution of the net assets of the Celera Group to the Celera stockholders.  The unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of operations are based on the historical statements of Applera and should be read in conjunction with the historical financial statements and notes of Applera Corporation previously filed. The adjustments reflected in the pro forma consolidated balance sheet below include (i) the establishment of a valuation allowance for tax assets remaining with the Celera Group estimated to be approximately $85 million on March 31, 2008; (ii) the establishment of an estimated liability of $2.6 million for additional transaction costs associated with the separation of the Celera Group and (iii) the distribution of the net assets of the Celera Group. The accompanying pro forma consolidated statements of operations reflect the adjustments to exclude the results of the Celera Group from continuing operations but do not include the impact of the valuation allowance and the additional transaction costs referred to above because they are nonrecurring and directly attributable to the transaction. These items will be reflected in the consolidated statement of operations in the period the costs are incurred.

The pro forma amounts included herein are based on preliminary estimates. Actual reported amounts in the future could be materially different.

Applera Corporation

Pro Forma Consolidated Balance Sheet at March 31, 2008 (Unaudited)

(amounts in 000s)

		Pro Forma
	March 31, 2008	Adjustments	Consolidated
Assets
Current assets
Cash and cash equivalents	$426,328	$(61,639)	$364,689
Short-term investments	276,634	(276,634)	—
Accounts receivable, net	491,191	(32,319)	458,872
Inventories, net	180,978	(8,758)	172,220
Prepaid expenses and other current assets	174,164	(34,194)	139,970
Total current assets	1,549,295	(413,544)	1,135,751
Property, plant and equipment, net	383,984	(11,768)	372,216
Goodwill and intangible assets, net	529,368	(241,180)	288,188
Other long-term assets	587,800	(89,806)	497,994
Total Assets	$3,050,447	$(756,298)	$2,294,149

Liabilities and Stockholders’ Equity
Current liabilities
Loans payable	$125,123	$(123)	$125,000
Accounts payable	160,379	(5,310)	155,069
Accrued salaries and wages	94,386	(7,919)	86,467
Current deferred tax liability	15,952	—	15,952
Accrued taxes on income	11,242	(1,221)	10,021
Other accrued expenses	324,974	(13,729)	311,245
Total current liabilities	732,056	(28,302)	703,754
Other long-term liabilities	246,129	(6,340)	239,789
Total Liabilities	978,185	(34,642)	943,543

Total Stockholders’ Equity	2,072,262	(721,656)	1,350,606
Total Liabilities and Stockholders’ Equity	$3,050,447	$(756,298)	$2,294,149

Applera Corporation

Pro Forma Consolidated Statement of Operations For the Nine Months Ended March 31, 2008 (Unaudited)

(dollar amounts in 000s, except per share amounts)

		Pro Forma
	March 31, 2008	Adjustments	Consolidated
Products	$1,342,425	$(20,844)	$1,321,581
Services	248,129	(44,830)	203,299
Other	118,839	(28,049)	90,790
Total Net Revenues	1,709,393	(93,723)	1,615,670

Products	607,192	(11,597)	595,595
Services	105,397	(15,165)	90,232
Other	8,925	—	8,925
Cost of Sales	721,514	(26,762)	694,752

Gross Margin	987,879	(66,961)	920,918

Selling, general and administrative	512,413	(43,670)	468,743
Research and development	174,014	(30,416)	143,598
Amortization of purchased intangible assets	12,439	(4,604)	7,835
Employee-related charges, asset impairments, and other	8,233	(5,355)	2,878
Asset dispositions and legal settlements	(8,656)	1,100	(7,556)

Operating Income	289,436	15,984	305,420

Gain (loss) on investments, net	(415)	3,080	2,665
Interest income (expense), net	20,822	(15,131)	5,691
Other income (expense), net	2,596	13	2,609

Income before Income Taxes	312,439	3,946	316,385
Provision (benefit) for income taxes	88,906	(132)	88,774
Income from Continuing Operations	$223,533	$4,078	$227,611

Applied Biosystems Group
Income from Continuing Operations per share
Basic	$1.32		$1.31
Diluted	$1.28		$1.27

Weighted average shares outstanding (in millions)
Basic	174.2		174.2
Diluted	179.6		179.6

Celera Group
Loss from Continuing Operations per share
Basic and diluted	$(0.08)

Weighted average shares outstanding (in millions)
Basic and diluted	79.4

Applera Corporation

Pro Forma Consolidated Statement of Operations For the Fiscal Year Ended June 30, 2007 (Unaudited)

(dollar amounts in 000s, except per share amounts)

		Pro Forma
	June 30, 2007	Adjustments	Consolidated
Products	$1,753,152	$(20,976)	$1,732,176
Services	244,041	(10)	244,031
Other	135,300	(18,039)	117,261
Total Net Revenues	2,132,493	(39,025)	2,093,468

Products	832,241	(15,646)	816,595
Services	107,407	328	107,735
Other	11,824	—	11,824
Cost of Sales	951,472	(15,318)	936,154

Gross Margin	1,181,021	(23,707)	1,157,314

Selling, general and administrative	622,692	(20,142)	602,550
Research and development	253,971	(50,130)	203,841
Amortization of purchased intangible assets	11,264	—	11,264
Employee-related charges, asset impairments, and other	10,342	(10,342)	—
Asset dispositions and legal settlements	(4,585)	2,357	(2,228)
Acquired research and development	114,251	—	114,251

Operating Income	173,086	54,550	227,636

Gain (loss) on investments, net	209	—	209
Interest income (expense), net	43,172	(27,826)	15,346
Other income (expense), net	6,755	(456)	6,299

Income before Income Taxes	223,222	26,268	249,490
Provision (benefit) for income taxes	72,451	12,702	85,153
Income from Continuing Operations	$150,771	$13,566	$164,337

Applied Biosystems Group
Income from Continuing Operations per share
Basic	$0.93		$0.90
Diluted	$0.90		$0.86

Weighted average shares outstanding (in millions)
Basic	183.2		183.2
Diluted	190.2		190.2

Celera Group
Loss from Continuing Operations per share
Basic and diluted	$(0.25)

Weighted average shares outstanding (in millions)
Basic and diluted	78.3

Applera Corporation

Pro Forma Consolidated Statement of Operations For the Fiscal Year Ended June 30, 2006 (Unaudited)

(dollar amounts in 000s, except per share amounts)

		Pro Forma
	June 30, 2006	Adjustments	Consolidated
Products	$1,595,230	$(23,090)	$1,572,140
Services	217,634	(397)	217,237
Other	136,526	(14,677)	121,849
Total Net Revenues	1,949,390	(38,164)	1,911,226

Products	769,416	(15,241)	754,175
Services	96,346	456	96,802
Other	15,476	—	15,476
Cost of Sales	881,238	(14,785)	866,453

Gross Margin	1,068,152	(23,379)	1,044,773

Selling, general and administrative	584,483	(22,882)	561,601
Research and development	271,359	(91,064)	180,295
Amortization of purchased intangible assets	5,916	(1,091)	4,825
Employee-related charges, asset impairments, and other	26,547	(26,191)	356
Asset dispositions and legal settlements	11,221	(675)	10,546
Acquired research and development	3,400	—	3,400

Operating Income	165,226	118,524	283,750

Gain (loss) on investments, net	7,628	(7,628)	—
Interest income (expense), net	37,058	(22,364)	14,694
Other income (expense), net	5,342	225	5,567

Income before Income Taxes	215,254	88,757	304,011
Provision (benefit) for income taxes	2,762	38,138	40,900
Income from Continuing Operations	$212,492	$50,619	$263,111

Applied Biosystems Group
Income from Continuing Operations per share
Basic	$1.47		$1.41
Diluted	$1.43		$1.37

Weighted average shares outstanding (in millions)
Basic	187.0		187.0
Diluted	191.9		191.9

Celera Group
Loss from Continuing Operations per share
Basic and diluted	$(0.83)

Weighted average shares outstanding (in millions)
Basic and diluted	75.5

Applera Corporation

Pro Forma Consolidated Statement of Operations For the Fiscal Year Ended June 30, 2005 (Unaudited)

(dollar amounts in 000s, except per share amounts)

		Pro Forma
	June 30, 2005	Adjustments	Consolidated
Products	$1,511,975	$(25,678)	$1,486,297
Services	204,847	(5,811)	199,036
Other	128,318	(26,568)	101,750
Total Net Revenues	1,845,140	(58,057)	1,787,083

Products	741,582	(15,034)	726,548
Services	93,771	514	94,285
Other	13,306	238	13,544
Cost of Sales	848,659	(14,282)	834,377

Gross Margin	996,481	(43,775)	952,706

Selling, general and administrative	525,377	(26,326)	499,051
Research and development	330,603	(138,537)	192,066
Amortization of purchased intangible assets	4,237	(2,900)	1,337
Employee-related charges, asset impairments, and other	34,376	(2,614)	31,762
Asset dispositions and legal settlements	(38,172)	—	(38,172)

Operating Income	140,060	126,602	266,662

Gain (loss) on investments, net	(50)	—	(50)
Interest income (expense), net	28,860	(14,941)	13,919
Other income (expense), net	4,473	(1,271)	3,202

Income before Income Taxes	173,343	110,390	283,733
Provision (benefit) for income taxes	13,548	43,699	57,247
Income from Continuing Operations	$159,795	$66,691	$226,486

Applied Biosystems Group
Income from Continuing Operations per share
Basic	$1.21		$1.15
Diluted	$1.19		$1.14

Weighted average shares outstanding (in millions)
Basic	196.4		196.4
Diluted	199.0		199.0

Celera Group
Loss from Continuing Operations per share
Basic and diluted	$(1.05)

Weighted average shares outstanding (in millions)
Basic and diluted	73.4